MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

SUPPLEMENT DATED AUGUST 20, 2015 TO THE PROSPECTUSES

DATED MAY 1, 2015, AS AMENDED JULY 21, 2015

Effective immediately, the following changes with respect to certain prospectuses of Met Investors Series Trust (the “MIST Portfolios”) and Metropolitan Series Fund (the “MSF Portfolios”) are made, as set forth below.

In the section entitled “Your Investment—Share Valuation and Pricing,” the first paragraph under the sub-heading “Securities Valuation” for all MIST Portfolios, except AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio, American Funds® Growth Portfolio, American Funds® Moderate Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Asset Allocation 100 Portfolio, MetLife Balanced Plus Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, Pyramis® Managed Risk Portfolio, Schroders Global Multi-Asset Portfolio, SSGA Growth and Income ETF Portfolio, and SSGA Growth ETF Portfolio, and for all MSF Portfolios, except for BlackRock Money Market Portfolio, MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio and MetLife Asset Allocation 80 Portfolio, has been deleted in its entirety and replaced with the following:

Debt securities are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers or the relevant subadviser pursuant to authorization of and subject to oversight by the Trust’s Board of Trustees. Equity securities are generally valued at their last quoted sale price or official closing price on the principal exchange for such security. If there is no sale on the exchange where the securities are principally traded, then equity securities may be valued at the last reported bid price on the exchange where the security is principally traded or using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair market value.

In the section entitled “Your Investment—Share Valuation and Pricing,” the first paragraph under the sub-heading “Securities Valuations” for AB Global Dynamic Allocation Portfolio, Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, AQR Global Risk Balanced Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global Multi-Asset Portfolio, has been deleted in its entirety and replaced with the following:

Debt securities are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers or the relevant subadviser pursuant to authorization of and subject to oversight by the Trust’s Board of Trustees. Equity securities are generally valued at their last quoted sale price or official closing price on the principal exchange for such security. If there is no sale on the exchange where the securities are principally traded, then equity securities may be valued at the last reported bid price on the exchange where the security is principally traded or using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair market value. The Subsidiary investments will be priced daily and an NAV will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this NAV.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE